UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 6, 2021

CONSTELLATION ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39945	98-1574835
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 Westchester Ave Suite 407A Port Chester, NY	10573
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 914 615 9912

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CSTA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSTA.W	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CSTA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Constellation Acquisition Corp I (the “Company”) previously presented a portion of its shares of Class A ordinary shares subject to redemption (the “Class A Shares”) as permanent equity because the Company’s memorandum and articles of association does not permit redemptions of Class A Shares that would cause the Company’s net tangible assets to be less than $5,000,001. After discussion and evaluation, the Company concluded that all Class A Shares should be classified as temporary equity because such shares can be redeemed or become redeemable subject to the occurrence of events outside the Company’s sole control. This reclassification of equity was reflected in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the Securities and Exchange Commission on November 12, 2021 as a revision.

However, on December 6, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s unaudited interim financial statements for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021 included in its Quarterly Reports on Form 10-Q filed on May 27, 2021, August 11, 2021 and November 12, 2021, respectively (collectively, the “Affected Periods”), should no longer be relied upon because the revision should have instead been characterized as a restatement. As a result, the Company plans to restate its financial statements for the Affected Periods in an amendment to its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021.

As noted above, the Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective.

Notwithstanding the misidentification, management believes that the financial statements included in the September 30, 2021 Quarterly Report on Form 10-Q filed on November 12, 2021 present fairly in all material respects the Company’s financial position, results of operations and cash flows for the periods presented.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with WithumSmith+Brown, PC, the Company’s independent registered accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2021

CONSTELLATION ACQUISITION CORP I

By:	/s/ Thomas Stapp
Name:	Thomas Stapp
Title:	Chief Financial Officer

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